ABSC 2004-HE7
Credit Suisse First Boston
8,904 records
Balance: 1,663,193,646

1. Interest Only Loans

Interest Only Loans	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
N	7,927	1,385,715,046.19	174,809.52	83.32	2	7.252	347	626	80.51	84.93	40.87	51.19	93.16	83.55	54.04	4.81	0
Y	977	277,478,599.57	284,010.85	16.68	3	6.456	357	638	83.3	91.26	40.15	58.92	98.35	87.66	46.84	0	100
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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2. APR

APR	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
0.001 - 9.500	7,685	1,573,384,673.36	204,734.51	94.6	2	6.924	353	629	80.45	85.73	40.71	53.58	93.85	84.13	53.81	0.71	17.64
9.501 – 10.000	389	35,739,901.93	91,876.35	2.15	2	9.767	312	592	84.63	84.99	41.04	29.71	95.84	84.86	48.76	35.23	0
10.001 – 10.500	187	14,434,737.44	77,191.11	0.87	2	10.332	265	617	91.14	91.73	41.81	27.15	98.69	91.4	27.63	63.09	0
10.501 – 11.000	328	22,105,917.16	67,396.09	1.33	3	10.838	241	631	93.98	94.06	41.37	36.3	98.15	84.77	31.59	81.73	0
11.001 – 12.000	220	12,342,453.32	56,102.06	0.74	2	11.598	264	625	95.46	95.57	42.22	39.93	97.33	83.3	20.28	87.28	0
12.001 – 13.000	93	5,115,132.55	55,001.43	0.31	2	12.697	199	631	96.56	96.56	42.71	47.59	96.47	90.08	24.06	94.61	0
13.001 >=	2	70,830.00	35,415.00	0	3	13.573	177	704	100	100	37.66	0	41.76	100	0	100	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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3. FICO Ranges

FICO Ranges	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
451 - 500	21	2,887,761.16	137,512.44	0.17	2	8.84	348	500	71.11	71.11	39.92	68.58	92.12	83.44	49.57	0	0
501 - 525	531	75,381,713.06	141,961.79	4.53	2	8.593	355	513	73.76	74.55	41.25	64.2	97.6	90.83	71.93	0	0
526 - 550	619	95,754,233.72	154,691.82	5.76	2	8.168	354	538	76.74	77.29	40.92	64.58	96.44	89.78	75.58	0	0.45
551 - 575	766	133,382,096.18	174,128.06	8.02	2	7.49	353	562	78.16	78.85	40.58	63.6	97.5	88.59	74.38	0.25	0.71
576 - 600	1,055	178,694,237.90	169,378.42	10.74	2	7.202	351	589	80.72	84.36	40.34	66.02	97.64	88.32	58.62	2.47	16.17
601 - 625	1,477	285,702,360.17	193,434.23	17.18	3	6.982	349	613	81.99	86.6	40.65	63.96	95.33	85.77	59.56	3.25	28.23
626 - 650	1,644	335,826,878.04	204,274.26	20.19	3	6.873	348	638	82.57	88.71	40.92	46.25	94.44	86.44	49.3	4.15	31.3
651 >=	2,791	555,564,365.53	199,055.67	33.4	3	6.834	344	691	82	89.38	40.79	39.57	90.21	77.9	37.99	6.97	11.06
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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4. Remaining Principal Balance

Remaining Principal Balance	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
1 - 50,000	584	20,932,128.09	35,842.69	1.26	3	10.225	225	643	93.56	93.79	39.81	53.63	94.15	84.57	25.91	81.76	0
50,001 – 75,000	1,047	65,676,921.49	62,728.67	3.95	2	8.818	308	610	84.19	85.67	38.53	59.87	91.47	88.39	48.92	28.77	0.6
75,001 – 400,000	6,620	1,241,067,155.43	187,472.38	74.62	2	7.122	350	624	80.65	85.83	40.95	53.55	94.16	83.62	54.8	2.47	15.68
400,001 – 500,000	369	166,014,572.01	449,903.99	9.98	2	6.74	357	640	82.56	87.22	41.38	48.05	91.79	82.89	51.42	0	24.89
500,001 – 600,000	187	103,846,725.74	555,330.08	6.24	3	6.472	356	645	79.18	85.22	39.98	44.18	97.34	88.43	43.35	0	25.49
600,001 >=	97	65,656,143.00	676,867.45	3.95	3	6.368	357	662	78.75	84.81	39.25	48.95	94.4	88.36	46.76	0	22.4
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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5. Loan to Value Ratio - No MI

Loan to Value Ratio – No MI	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
<= 80.00	4,893	977,142,685.32	199,702.16	58.75	2	6.819	353	627	74.39	82.71	40.77	51.26	95.15	83.92	50.93	0.03	15.42
80.01 – 85.00	937	197,255,296.58	210,517.93	11.86	3	7.14	355	610	84.39	85.17	40.51	55.83	92.11	84.19	66.16	0.12	17.01
85.01 – 90.00	1,267	273,059,683.05	215,516.72	16.42	3	7.141	355	631	89.59	89.77	40.47	52.24	87.82	82.44	59.57	0.59	23.43
90.01 – 95.00	652	129,462,334.61	198,561.86	7.78	2	7.55	350	637	94.69	94.7	41.13	59.8	98.14	88.88	55.17	3.24	22.62
95.01 – 100.00	1,155	86,273,646.20	74,695.80	5.19	3	9.758	263	664	99.9	99.9	41.43	48.44	99.04	86.58	19.17	70.01	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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6. Documentation

Documentation	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Full	5,006	872,882,666.78	174,367.29	52.48	2	6.935	349	618	81.03	85.79	40.9	100	95.38	85.87	57.13	3.16	18.73
Limited	471	111,964,361.13	237,716.27	6.73	3	6.853	349	626	81.39	85.9	37.58	0	90.95	85.6	55.2	3.88	22.84
Lite	69	14,608,469.44	211,716.95	0.88	3	7.095	337	648	83.05	89.43	39.52	0	82.7	83.03	32.98	9.14	12.25
Stated	3,358	663,738,148.41	197,658.77	39.91	2	7.408	348	642	80.78	86.18	41.13	0	93.01	81.87	47.23	5.03	13.05
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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7. Loan Purpose

Loan Purpose	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Refinance – Cash Out	4,562	878,786,677.20	192,631.89	52.84	2	7.085	350	614	78.96	80.4	40.48	56.74	94.48	85.53	100	1.28	14.79
Purchase	3,478	613,450,639.38	176,380.29	36.88	2	7.213	346	651	84.23	94.92	41.36	43.2	92.57	81.54	0	8.55	20.3
Refinance – No Cash Out	864	170,956,329.18	197,866.12	10.28	3	6.963	349	618	79.62	82.65	39.98	63.89	96.91	87.25	0	1.72	13.45
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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8. Property Type

Property Type	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Single Family	6,665	1,208,032,474.28	181,250.18	72.63	2	7.125	348	625	81.01	85.88	40.59	53.42	95.99	100	54.91	3.9	16.71
PUD – Detached	775	163,349,998.44	210,774.19	9.82	3	7.134	347	631	81.62	88.27	40.79	51.69	95.58	100	43.57	5.21	20.55
2-4 Unit	619	147,338,441.01	238,026.56	8.86	2	7.145	353	646	80.02	83.55	41.82	42.01	78.14	0	53.36	2.08	5.36
Condo	656	111,694,746.45	170,266.38	6.72	2	7.032	346	644	80.94	87.38	41.04	53.11	91.7	0	41.9	6.05	23.38
PUD – Attached	167	29,572,448.10	177,080.53	1.78	3	7.061	351	619	81.27	85.75	41.34	67.12	92.23	100	57.79	3.76	26.53
Manufactured Housing	17	2,742,827.65	161,342.80	0.16	3	6.458	336	675	75.45	75.45	35.77	64.9	100	0	50.02	0	8.06
Modular Home	5	462,709.83	92,541.97	0.03	2	8.597	358	601	76.35	76.35	34.01	64.99	100	0	87.47	12.53	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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9. Rate Type

Rate Type	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
ARM	5,653	1,203,096,083.21	212,824.36	72.34	2	7.023	358	622	81.71	87.9	40.98	49.8	93.79	83.91	49.11	0	23.06
FIXED	3,251	460,097,562.55	141,524.93	27.66	3	7.371	324	644	79.04	80.97	40.16	59.5	94.64	85.08	62.59	14.49	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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10. STATE

STATE	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
Alabama	29	2,465,837.19	85,028.87	0.15	2	8.713	349	596	85.44	86.5	40.83	73.48	100	100	65.38	1.01	0
Alaska	10	1,406,058.91	140,605.89	0.08	2	7.308	351	624	81.51	91.1	40.62	74.18	100	66.77	36.4	5.63	0
Arizona	191	27,732,032.89	145,193.89	1.67	2	7.364	346	628	81.63	90.41	39.67	48.36	87.83	96.26	31.4	7.28	22
Arkansas	33	3,691,734.98	111,870.76	0.22	2	7.952	352	592	86.86	92.23	35.73	75.35	100	100	52.51	4.44	11.58
California	3,053	765,031,730.91	250,583.60	46	3	6.782	348	638	79.98	85.46	40.97	47.76	94.32	84.77	53.38	5.07	24.62
Colorado	125	19,988,699.77	159,909.60	1.2	2	7.009	351	626	83.72	91.91	40.43	53.67	97.13	93.17	49.64	4.59	26.1
Connecticut	96	16,707,025.01	174,031.51	1	3	7.206	353	621	83.73	86.44	39.77	54.7	90	66.87	48.49	1.39	8.06
Delaware	11	1,338,500.00	121,681.82	0.08	2	6.967	356	601	79.53	82.99	37.86	66.41	100	100	80.87	1.79	0
Florida	634	88,291,569.66	139,261.15	5.31	2	7.505	349	613	81.07	84.45	40.86	51.05	93.53	88.17	55.41	2.31	8.79
Georgia	142	19,255,276.15	135,600.54	1.16	2	8.046	348	605	83.79	89.22	41.47	54.42	93.35	98.54	53.01	3.08	12.84
Hawaii	85	21,297,180.71	250,555.07	1.28	3	6.57	355	654	79.3	85.08	40.9	49.16	85.91	66.87	49.86	1.7	13.91
Idaho	53	5,873,365.87	110,818.22	0.35	2	7.316	352	619	84.01	93.21	41.88	67.4	97.38	98.11	49.38	2.13	17.52
Illinois	305	49,472,093.59	162,203.59	2.97	2	7.555	352	627	82.72	88.63	40.65	50.53	92.41	69.15	46.48	3.68	6.41
Indiana	105	10,021,496.48	95,442.82	0.6	2	7.32	349	619	83.6	87.37	38.6	68.92	90.77	99.47	63.69	1.9	5.8
Iowa	26	2,550,098.12	98,080.70	0.15	2	8.218	352	608	85.74	91.87	39.43	65.44	94.06	87.88	56.55	0	4.24
Kansas	25	3,341,285.81	133,651.43	0.2	3	7.757	337	604	87.27	91.99	38.58	95.85	100	100	72.04	4.01	0
Kentucky	37	3,684,651.50	99,585.18	0.22	3	7.479	351	614	86.56	91.99	38.18	66.8	96.39	97.69	58.01	1.89	6.45
Louisiana	74	7,824,246.41	105,733.06	0.47	3	7.709	343	610	82.99	86.47	41.17	74.54	97.34	88.38	52.43	2.27	0
Maine	30	4,478,647.15	149,288.24	0.27	2	7.627	350	619	80.53	84.08	39.88	34.59	81.84	59.35	63.31	0.9	0
Maryland	210	39,499,057.31	188,090.75	2.37	2	7.331	350	617	83.1	86.98	41.86	67.93	95.76	96.98	63.57	3.01	12.89
Massachusetts	176	38,228,471.90	217,207.23	2.3	2	7.21	352	629	82.11	87.22	41.19	50.83	95.25	60.22	52.15	4.63	11.61
Michigan	228	28,255,559.97	123,927.89	1.7	2	7.808	353	599	81.46	85.16	39.8	56.48	93.65	95.22	62.16	1.71	8.03
Minnesota	105	16,374,876.47	155,951.20	0.98	2	7.309	350	615	84.53	88.91	40.99	70.54	94.13	90.72	58.99	3.38	23.79
Mississippi	28	3,434,509.99	122,661.07	0.21	2	7.725	358	590	84.58	87	37.94	72.4	92.13	100	59.16	1.54	6.26
Missouri	75	7,725,291.12	103,003.88	0.46	2	7.937	354	593	84.46	86.86	38.76	64.03	97.74	97.24	69.96	1.7	0.76
Montana	22	2,672,522.65	121,478.30	0.16	3	8.032	327	612	80.98	88.38	43.74	41.62	100	91.49	59.07	8.81	0
Nebraska	13	1,022,628.36	78,663.72	0.06	2	7.629	358	603	81.64	91.33	37.36	79.54	95.16	94.87	30.27	0	0
Nevada	185	34,871,087.37	188,492.36	2.1	3	7.362	348	629	82.15	87.29	41.16	47.18	86.04	94.2	44.75	5.04	22.83
New Hampshire	28	5,211,645.19	186,130.19	0.31	2	7.377	354	634	85.99	88.48	42.25	54.29	100	83.12	63.39	0.82	5.07
New Jersey	304	68,264,398.97	224,553.94	4.1	2	7.29	354	623	80.39	82.9	41.84	46.13	94.43	62.2	55.44	1.25	3.99
New Mexico	56	6,193,022.29	110,589.68	0.37	2	7.893	348	612	82.13	86.92	39.12	55.09	98.04	100	52.83	1.27	0
New York	442	104,960,444.76	237,467.07	6.31	2	7.09	351	633	79.17	82.17	41.55	50.49	94.58	64.7	48.65	2.14	3.56
North Carolina	71	8,105,280.50	114,158.88	0.49	3	8.027	346	613	86.41	90.51	43.06	60.16	92.45	95.66	62.5	4.89	12.08
North Dakota	5	468,900.00	93,780.00	0.03	2	8.3	358	609	83.79	88.4	32.54	59.88	78.84	100	81.04	0	0
Ohio	157	16,400,595.91	104,462.39	0.99	3	7.8	347	602	85.9	87.46	37.62	59.63	94.52	92.53	65.08	1.66	9.01
Oklahoma	49	5,120,584.86	104,501.73	0.31	3	7.783	340	614	83.15	89.05	40.86	59.11	96.02	98.64	76.87	4.84	2.23
Oregon	100	15,211,815.12	152,118.15	0.91	3	7.162	352	633	83.18	92.06	40.91	61.6	94.95	94.97	41.26	4.21	16.06
Pennsylvania	216	25,826,050.12	119,565.05	1.55	2	7.596	346	603	82.87	86.6	39.37	72.68	97.74	96.92	52.01	1.82	4.63
Rhode Island	33	6,206,223.84	188,067.39	0.37	2	7.67	351	625	81.81	85.31	42.3	52.18	77.61	51.06	57.87	1.69	10.32
South Carolina	56	7,711,599.44	137,707.13	0.46	3	7.853	348	610	83.18	86.95	37.2	50.37	85.32	91.32	44.14	2.41	9.84
South Dakota	6	726,670.00	121,111.67	0.04	2	7.273	358	596	80.81	87	36.79	76.5	100	100	42.45	0	0
Tennessee	85	10,000,805.12	117,656.53	0.6	2	7.388	347	601	83.96	88.97	40.7	79.26	97.33	98.81	55.83	1.26	8.7
Texas	599	60,578,471.43	101,132.67	3.64	3	7.721	330	609	81.19	86.11	38.65	60.14	96.15	98.41	42.75	3.29	2.64
Utah	32	4,610,038.21	144,063.69	0.28	2	6.888	348	635	82.68	91.18	41.7	82.2	91.64	91.64	52.25	7.71	12.05
Vermont	2	383,375.00	191,687.50	0.02	2	7.907	358	585	81.72	81.72	43.41	34.48	100	65.52	100	0	0
Washington	216	34,957,624.48	161,840.85	2.1	2	6.985	350	630	81.37	90.05	38.94	65.66	95.16	93.21	48.33	5.78	25.04
Virginia	221	40,296,016.45	182,334.92	2.42	2	7.376	343	620	81.52	86.85	42.16	65.26	96.36	94.39	58.51	5.25	18.83
West Virginia	14	1,192,389.14	85,170.65	0.07	2	8.084	358	553	81.24	83.01	35.85	66.93	100	100	70.35	0	0
Wisconsin	67	7,168,719.73	106,995.82	0.43	2	7.87	349	613	84.26	90.48	38.74	57.25	96.95	81.41	56.05	4.51	1.78
Wyoming	5	525,700.00	105,140.00	0.03	3	7.485	297	626	85.66	95.63	39.49	43.66	100	93.53	43.66	6.47	0
Washington DC	34	6,537,738.95	192,286.44	0.39	3	7.544	351	590	73.15	75.79	36.97	66.74	85.73	84.77	61.23	3.43	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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11. Credit Grade

Credit Grade	#Of Loans	Balance	Avg balan	% of the pool	Season- ing	WAC	WA RTERM	FICO	OLTV	CLTV	DTI	% Of Full Doc	% of Primary	% of (single family and PUD)	% of cashout	% of 2nd lien	% of IOs
A	766	162,856,130.13	212,605.91	9.79	3	7.031	341	626	82.95	89.12	40.36	58.2	94.73	87.04	44.89	7.88	15.86
AA	5,819	1,103,935,070.56	189,712.16	66.37	2	6.961	348	647	81.94	88.13	40.93	46.3	93.39	82.51	47.97	4.57	20.14
A-	701	117,176,252.86	167,155.85	7.05	2	7.449	350	583	78.5	80.69	39.92	67.69	95.56	88.47	64.49	2.53	10.37
A+	636	110,308,115.59	173,440.43	6.63	2	7.317	352	599	79.67	81.48	41.05	63.3	93.79	84.87	81.15	0.43	15.53
B	508	85,122,322.95	167,563.63	5.12	2	7.925	353	553	75.57	75.81	40.27	68.81	96.6	91.34	62.49	0	0
B+	184	40,628,866.80	220,809.06	2.44	3	7.227	354	569	81.18	81.78	41.32	70.38	96.56	89.04	53.5	0	0
C	271	40,578,333.28	149,735.55	2.44	2	8.306	355	553	69.43	69.47	39.58	69.97	96.19	85.68	83.23	0	0
C-	19	2,588,553.59	136,239.66	0.16	2	10.288	358	542	65.71	65.85	40.84	88.87	100	92.01	90.12	0	0
Total:	8,904	1,663,193,645.76	186,791.74	100	2	7.12	348	628	80.97	85.98	40.75	52.48	94.02	84.23	52.84	4.01	16.68

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Credit Suisse First Boston

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New York, New York 10010

www.csfb.com

8/13/2004 13:24

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